SCHWABFUNDS-Registered TradeMark-




                      SCHWAB
                      ANALYTICS
                      FUND-Registered TradeMark-





                    Semiannual Report
                    April 30, 1999

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-

We are pleased to bring you this semiannual report for the Schwab Analytics Fund (the Fund) for the six-month period ended April 30, 1999.

The Fund seeks to achieve long-term capital growth. To meet its objective, the Fund uses quantitative techniques, proprietary software models and real-time databases to systematically select stocks that exhibit a combination of attributes that historically have been associated with aggregate total returns greater than that of the S&P 500-Registered Trademark- Index (the Index) over the long term. The Fund also intends to maintain broad industry diversification similar to that of the Index. By doing so, the Fund seeks to outperform the Index over the long term without significantly increasing the risk to the investor.

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY and most local newspapers as follows under the heading
SCHWABFUNDS.-Registered Trademark- Its computer quotation symbol is SWANX.

CONTENTS

-----------------------------------------------------
A Message from the Chairman                         1
-----------------------------------------------------
What Every Investor Should Know                     2
-----------------------------------------------------
Market Overview                                     4
-----------------------------------------------------
Schwab Analytics Fund
  FUND PERFORMANCE                                  7
  PORTFOLIO SNAPSHOT                                9
-----------------------------------------------------
The Portfolio Management Team                      11
-----------------------------------------------------
Fund Discussion                                    12
-----------------------------------------------------
Glossary                                           14
-----------------------------------------------------
Financial Statements and Notes                     15
-----------------------------------------------------

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

[PHOTO]

During the past several years, the benefits of investing have been readily apparent, while the risks have been somewhat less obvious. Over the past six months, however, investors have been subject to sharp drops and big recoveries, sometimes within the same day. After enjoying near-perfect market conditions for years, investors have had to adjust to significant economic and political developments, both here and abroad, that have contributed to rapid sentiment swings and market turbulence. These developments have been accentuated by the lingering expectation that stock prices are long overdue for a correction according to several traditional, widely followed indicators. In spite of this recent volatility, however, the markets continue to flourish, boosted by low inflation, solid economic growth, low interest rates, a strong dollar and an influx of money from investors.

All this serves to remind us that although the market's extreme ups and downs can be harrowing, they are a natural part of market dynamics. That's why we think it's a good time to reaffirm one of our primary investment principles:
Regardless of short-term market trends, our philosophy has always been that REGULAR INVESTING is the best strategy over the long term. You've already taken an important step in building a portfolio that can help you meet your future goals. On the following pages, we've provided guidelines to help ensure that you can reach your goals by establishing--or maintaining--an ongoing investment program.

NEW INVESTMENT OPPORTUNITY TO CONSIDER

If you're looking for an investment that covers all the corners of the U.S. stock market, consider Schwab's newest offering, the Schwab Total Stock Market Index Fund.-TM- The Fund seeks to track the performance of the U.S. stock market as measured by the Wilshire 5000 Index, the broadest measure of domestic stock market performance available. The end result: Fund investors can benefit from exposure to U.S. companies of all types and all sizes--all in a single, low-cost investment. For more information, including a prospectus that details the Fund's management fees and expenses, please call us at 800-435-4000. Please read the prospectus carefully before investing.

The support of investors like you has helped SchwabFunds-Registered Trademark-become one of the largest and fastest-growing mutual fund families in the nation. SchwabFunds' Investment Adviser, Charles Schwab Investment Management, Inc. (CSIM), now manages more than $90 billion in assets on behalf of approximately 3.5 million shareholders. We offer a broad spectrum of 39 mutual funds for investors with varying financial situations and goals.

Thank you for your investment in SchwabFunds. For its part, SchwabFunds will do everything we can to warrant the trust you have placed in us and we'll continue to provide investors with smart, high-quality, cost-efficient investment solutions. As always, feel free to contact us if you have any questions.

Sincerely,

/s/ Charles R. Schwab
Charles R. Schwab
April 30, 1999

 THE YEAR 2000 AND EURO CONVERSION ISSUES

  Two issues with the potential to disrupt portfolio operations and affect performance are the inability of some computers to recognize the year 2000, and the conversion of certain European currencies to the euro, which began on January 1, 1999. The Investment Adviser will continue to take steps to enable its systems to handle these changes. With regard to the year 2000 problem, the Investment Adviser is also seeking assurances that its service providers and business partners are taking similar steps as well. It is impossible to know in advance however, exactly how either of these issues will affect portfolio administration, portfolio performance (particularly for portfolios with European exposure) or securities markets in general.

WHAT EVERY INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a fund can help reduce the risk that you might otherwise encounter by owning just a few stocks or bonds.

But remember that diversification ACROSS asset classes can be just as important as diversification WITHIN one of the mutual funds you own. As you probably know, stocks historically have offered much higher returns over the long term than bonds, cash or other asset classes, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios. They also diversify their exposure across different stock market segments-- such as large-cap and small-cap U.S. stocks and international stocks, which have tended to move with less-than-perfect correlation over time. In short, allocating assets across market segments may help reduce your overall portfolio risk.

REGULAR INVESTING STRATEGIES

Another way to help dampen the effects of short-term market volatility is to invest the same amount of money on a regular basis. With this investment strategy, known as DOLLAR-COST AVERAGING, you automatically buy more shares when stock or bond prices are low and fewer when they're high.

A hypothetical example can help illustrate this concept. Let's say you invest $400 on a monthly basis in a single mutual fund, as shown below. Because of fluctuating prices, your per-share purchase price varies monthly. A simple average of your five purchase prices would yield $8.20 per share; however, your AVERAGE COST BASIS (your total investment divided by the number of shares actually purchased) would be significantly lower--by more than $0.50 per share. The net result in this example is that your average cost per share is reduced and you'd have purchased more shares than you would have had you paid the average share price over the five-month period.

                                                    No. of
                           Fixed                    Shares
                        Investment   Share Price   Purchased
-------------------------------------------------------------
Month 1                       $400          $10           40
-------------------------------------------------------------
Month 2                       $400           $8           50
-------------------------------------------------------------
Month 3                       $400           $5           80
-------------------------------------------------------------
Month 4                       $400           $8           50
-------------------------------------------------------------
Month 5                       $400          $10           40
-------------------------------------------------------------
Totals                      $2,000          $41          260
-------------------------------------------------------------

AVERAGE SHARE PRICE ($41 DIVIDED BY 5 periods):        $8.20
YOUR AVERAGE COST BASIS
  ($2,000 DIVIDED BY 260 shares):                      $7.69
PER-SHARE ADVANTAGE:                                   $0.51

 This example is for illustrative purposes only and is not intended to predict or guarantee the performance of any particular fund available through Schwab.

(Of course, in this example, hindsight shows you that your best move would have been to invest your entire $2,000 in Month 3, when the share price was at a low of $5--but it's unlikely that you would have been able to predict that.)

  SCHWAB'S 10 INVESTING PRINCIPLES

   1. START WITH THE BASICS FOR LONG-TERM INVESTING.

   2. GET STARTED NOW!

   3. KNOW YOURSELF.

   4. INVEST IN THE STOCK MARKET FOR GROWTH.

   5. TAKE A LONG-TERM VIEW.

   6. BUILD A DIVERSIFIED PORTFOLIO.

   7. CONSIDER BONDS AND CASH FOR DIVERSIFICATION AND INCOME.

   8. MINIMIZE YOUR EXPENSES.

   9. STAY ON TRACK.

  10. BECOME A LIFELONG INVESTOR.

In addition to reducing your per-share costs over time, dollar-cost averaging provides another benefit: the discipline of investing regularly. You're more likely to maintain a regular investment plan if it's automatic: You don't have to think about it, and you minimize any propensity to skip an investment in favor of some other expenditure. To encourage this discipline, Schwab offers you two convenient, no-cost ways to begin or maintain a program of regular investing:

Schwab's AUTOMATIC INVESTMENT PLAN (AIP) allows you to automatically purchase--on a regular basis-- additional shares in mutual funds that you already own. For amounts as little as $100 per month, you can use the cash or sweep shares of your existing Schwab Money Fund,(1) or you can enroll in MONEYLINK,-Registered Trademark- Schwab's electronic transfer service, to automatically transfer money to your Schwab account.

With MoneyLink, you can arrange to regularly and automatically transfer money between your bank account and your Schwab account. It's a convenient way to build your investment over time.

Please be aware that these programs--and dollar-cost averaging in general--do not ensure a profit or protect against a loss, and investors should know that markets fall as well as rise. Because dollar-cost averaging involves continuous investment in securities regardless of fluctuating prices, you should consider your financial ability to purchase in both up and down markets. Over the long term, however, dollar-cost averaging may help to smooth out volatility caused by shortterm market trends. For more information, please call us at 800-435-4000.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in our SchwabFunds.-Registered Trademark- In addition to our automated methods that allow you to invest or transfer money to your Schwab account on a regular basis, you can also invest through our Web site at www.schwab.com; through our automated touch-tone telephone service, TeleBroker,-Registered Trademark- by calling 800-272-4922; or in person at any of our nationwide branches.

 KEEPING YOU INFORMED

  You can find a wealth of information about our investment philosophy and Funds, as well, as about the market and economic environments, at our Web site: www.schwab.com/schwabfunds.

(1) Includes uninvested cash and margin cash available. If sufficient cash is not available, your automatic purchases will not be made.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

The U.S. economy, as measured by gross domestic product (GDP), continued its remarkable expansion with a strong real growth rate of 4.3% during 1998 and 4.1% during the first quarter of 1999--a rate well in excess of the Federal Reserve's estimate of the long-term maximum sustainable non-inflationary growth rate. The first quarter marked the thirty-second consecutive quarter of positive growth--the longest peacetime expansion ever. Strong consumer spending leveraged by record domestic stock market levels and its associated wealth effect continued to provide momentum for this historic expansion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    REAL GDP GROWTH RATE
QUARTERLY PERCENTAGE CHANGE
     (ANNUALIZED RATE)
Q1 1990                                           3.9%
Q2 1990                                           1.2%
Q3 1990                                          -1.9%
Q4 1990                                          -4.0%
Q1 1991                                          -2.1%
Q2 1991                                           1.8%
Q3 1991                                           1.0%
Q4 1991                                           1.0%
Q1 1992                                           4.7%
Q2 1992                                           2.5%
Q3 1992                                           3.0%
Q4 1992                                           4.3%
Q1 1993                                           0.1%
Q2 1993                                           2.0%
Q3 1993                                           2.1%
Q4 1993                                           5.3%
Q1 1994                                           3.0%
Q2 1994                                           4.7%
Q3 1994                                           1.8%
Q4 1994                                           3.6%
Q1 1995                                           1.7%
Q2 1995                                           0.4%
Q3 1995                                           3.3%
Q4 1995                                           2.8%
Q1 1996                                           3.3%
Q2 1996                                           6.1%
Q3 1996                                           2.1%
Q4 1996                                           4.2%
Q1 1997                                           4.2%
Q2 1997                                           4.0%
Q3 1997                                           4.2%
Q4 1997                                           3.0%
Q1 1998                                           5.5%
Q2 1998                                           1.8%
Q3 1998                                           3.7%
Q4 1998                                           6.0%
Q1 1999                                           4.1%
Source: BLOOMBERG L.P.

At the time of this writing, the consensus of most economists is that the U.S. economy appears poised for continued growth, but at a more moderate rate than during 1998. High levels of consumer spending and confidence, low interest rates, rising real wages and strong gains in stock prices have been the principal factors continuing this lengthy expansion. Although an ongoing concern, the impact of international economic problems on the U.S. economy has been less severe than many originally predicted. Going forward, the behavior of domestic consumers in response to continued stock market volatility may also be a key determinant of whether the economy continues on its current course or softens throughout the remainder of 1999.

UNEMPLOYMENT

After declining to 4.2% in March--the lowest level in 28 years--the U.S. unemployment rate stood at 4.3% in April. Labor markets continue to be extremely tight, growth in the labor force has slowed, and there continues to be concern that wage increases may begin to put more pressure on labor costs (refer to Employment Cost Index on the facing page).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. UNEMPLOYMENT RATE
Jan-90                             5.4%
Feb-90                             5.3%
Mar-90                             5.2%
Apr-90                             5.4%
May-90                             5.4%
Jun-90                             5.2%
Jul-90                             5.5%
Aug-90                             5.7%
Sep-90                             5.9%
Oct-90                             5.9%
Nov-90                             6.2%
Dec-90                             6.3%
Jan-91                             6.4%
Feb-91                             6.6%
Mar-91                             6.8%
Apr-91                             6.7%
May-91                             6.9%
Jun-91                             6.9%
Jul-91                             6.8%
Aug-91                             6.9%
Sep-91                             6.9%
Oct-91                             7.0%
Nov-91                             7.0%
Dec-91                             7.3%
Jan-92                             7.3%
Feb-92                             7.4%
Mar-92                             7.4%
Apr-92                             7.4%
May-92                             7.6%
Jun-92                             7.8%
Jul-92                             7.7%
Aug-92                             7.6%
Sep-92                             7.6%
Oct-92                             7.3%
Nov-92                             7.4%
Dec-92                             7.4%
Jan-93                             7.3%
Feb-93                             7.1%
Mar-93                             7.0%
Apr-93                             7.1%
May-93                             7.1%
Jun-93                             7.0%
Jul-93                             6.9%
Aug-93                             6.8%
Sep-93                             6.7%
Oct-93                             6.8%
Nov-93                             6.6%
Dec-93                             6.5%
Jan-94                             6.6%
Feb-94                             6.6%
Mar-94                             6.5%
Apr-94                             6.4%
May-94                             6.1%
Jun-94                             6.1%
Jul-94                             6.3%
Aug-94                             6.0%
Sep-94                             5.8%
Oct-94                             5.8%
Nov-94                             5.6%
Dec-94                             5.5%
Jan-95                             5.6%
Feb-95                             5.4%
Mar-95                             5.3%
Apr-95                             5.8%
May-95                             5.8%
Jun-95                             5.6%
Jul-95                             5.6%
Aug-95                             5.7%
Sep-95                             5.6%
Oct-95                             5.5%
Nov-95                             5.7%
Dec-95                             5.6%
Jan-96                             5.6%
Feb-96                             5.5%
Mar-96                             5.6%
Apr-96                             5.5%
May-96                             5.6%
Jun-96                             5.3%
Jul-96                             5.5%
Aug-96                             5.1%
Sep-96                             5.2%
Oct-96                             5.2%
Nov-96                             5.3%
Dec-96                             5.4%
Jan-97                             5.3%
Feb-97                             5.3%
Mar-97                             5.1%
Apr-97                             5.0%
May-97                             4.7%
Jun-97                             5.0%
Jul-97                             4.7%
Aug-97                             4.9%
Sep-97                             4.7%
Oct-97                             4.7%
Nov-97                             4.6%
Dec-97                             4.7%
Jan-98                             4.5%
Feb-98                             4.6%
Mar-98                             4.6%
Apr-98                             4.3%
May-98                             4.3%
Jun-98                             4.5%
Jul-98                             4.5%
Aug-98                             4.5%
Sep-98                             4.5%
Oct-98                             4.5%
Nov-98                             4.4%
Dec-98                             4.3%
Jan-99                             4.3%
Feb-99                             4.4%
Mar-99                             4.2%
Apr-99                             4.3%
Source: BLOOMBERG L.P.

INFLATION

Despite a surprisingly high Consumer Price Index (CPI) report for April (a 0.7% increase for the month), price inflation continued to remain well contained. The CPI rose just 2.3% for the year ended April 1999. Its core rate (which excludes the more volatile food and energy components) rose 2.2%. For all of 1998, overall producer prices fell 0.1% after dropping 1.2% in 1997, marking the first time that the index, which was created in 1947, has fallen for two consecutive years. The markets reacted nervously following the April CPI report, not knowing whether it represented an aberration or the beginning of a trend.

The Employment Cost Index, which measures inflation in wages, salaries and benefits, was also well contained, increasing 3.0% for the year ended March 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MEASURES OF INFLATION
                             QUARTERLY EMPLOYMENT COST INDEX     MONTHLY CONSUMER PRICE INDEX
Jan-90                                           5.5%                               5.2%
Feb-90                                           5.5%                               5.3%
Mar-90                                           5.5%                               5.2%
Apr-90                                           5.4%                               4.7%
May-90                                           5.4%                               4.4%
Jun-90                                           5.4%                               4.7%
Jul-90                                           5.2%                               4.8%
Aug-90                                           5.2%                               5.6%
Sep-90                                           5.2%                               6.2%
Oct-90                                           4.9%                               6.3%
Nov-90                                           4.9%                               6.3%
Dec-90                                           4.9%                               6.1%
Jan-91                                           4.6%                               5.7%
Feb-91                                           4.6%                               5.3%
Mar-91                                           4.6%                               4.9%
Apr-91                                           4.6%                               4.9%
May-91                                           4.6%                               5.0%
Jun-91                                           4.6%                               4.7%
Jul-91                                           4.3%                               4.4%
Aug-91                                           4.3%                               3.8%
Sep-91                                           4.3%                               3.4%
Oct-91                                           4.3%                               2.9%
Nov-91                                           4.3%                               3.0%
Dec-91                                           4.3%                               3.1%
Jan-92                                           4.0%                               2.6%
Feb-92                                           4.0%                               2.8%
Mar-92                                           4.0%                               3.2%
Apr-92                                           3.6%                               3.2%
May-92                                           3.6%                               3.0%
Jun-92                                           3.6%                               3.1%
Jul-92                                           3.5%                               3.2%
Aug-92                                           3.5%                               3.1%
Sep-92                                           3.5%                               3.0%
Oct-92                                           3.5%                               3.2%
Nov-92                                           3.5%                               3.0%
Dec-92                                           3.5%                               2.9%
Jan-93                                           3.5%                               3.3%
Feb-93                                           3.5%                               3.2%
Mar-93                                           3.5%                               3.1%
Apr-93                                           3.6%                               3.2%
May-93                                           3.6%                               3.2%
Jun-93                                           3.6%                               3.0%
Jul-93                                           3.6%                               2.8%
Aug-93                                           3.6%                               2.8%
Sep-93                                           3.6%                               2.7%
Oct-93                                           3.5%                               2.8%
Nov-93                                           3.5%                               2.7%
Dec-93                                           3.5%                               2.7%
Jan-94                                           3.2%                               2.5%
Feb-94                                           3.2%                               2.5%
Mar-94                                           3.2%                               2.5%
Apr-94                                           3.2%                               2.4%
May-94                                           3.2%                               2.3%
Jun-94                                           3.2%                               2.5%
Jul-94                                           3.2%                               2.8%
Aug-94                                           3.2%                               2.9%
Sep-94                                           3.2%                               3.0%
Oct-94                                           3.0%                               2.6%
Nov-94                                           3.0%                               2.7%
Dec-94                                           3.0%                               2.7%
Jan-95                                           2.9%                               2.8%
Feb-95                                           2.9%                               2.9%
Mar-95                                           2.9%                               2.9%
Apr-95                                           2.9%                               3.1%
May-95                                           2.9%                               3.2%
Jun-95                                           2.9%                               3.0%
Jul-95                                           2.7%                               2.8%
Aug-95                                           2.7%                               2.6%
Sep-95                                           2.7%                               2.5%
Oct-95                                           2.7%                               2.8%
Nov-95                                           2.7%                               2.6%
Dec-95                                           2.7%                               2.5%
Jan-96                                           2.8%                               2.7%
Feb-96                                           2.8%                               2.7%
Mar-96                                           2.8%                               2.8%
Apr-96                                           2.9%                               2.9%
May-96                                           2.9%                               2.9%
Jun-96                                           2.9%                               2.8%
Jul-96                                           2.8%                               3.0%
Aug-96                                           2.8%                               2.9%
Sep-96                                           2.8%                               3.0%
Oct-96                                           2.9%                               3.0%
Nov-96                                           2.9%                               3.3%
Dec-96                                           2.9%                               3.3%
Jan-97                                           2.9%                               3.0%
Feb-97                                           2.9%                               3.0%
Mar-97                                           2.9%                               2.8%
Apr-97                                           2.8%                               2.5%
May-97                                           2.8%                               2.2%
Jun-97                                           2.8%                               2.3%
Jul-97                                           3.0%                               2.2%
Aug-97                                           3.0%                               2.2%
Sep-97                                           3.0%                               2.2%
Oct-97                                           3.3%                               2.1%
Nov-97                                           3.3%                               1.8%
Dec-97                                           3.3%                               1.7%
Jan-98                                           3.3%                               1.6%
Feb-98                                           3.3%                               1.4%
Mar-98                                           3.3%                               1.4%
Apr-98                                           3.5%                               1.4%
May-98                                           3.5%                               1.7%
Jun-98                                           3.5%                               1.7%
Jul-98                                           3.5%                               1.7%
Aug-98                                           3.7%                               1.6%
Sep-98                                           3.7%                               1.5%
Oct-98                                           3.4%                               1.5%
Nov-98                                           3.4%                               1.5%
Dec-98                                           3.4%                               1.6%
Jan-99                                           3.0%                               1.7%
Feb-99                                           3.0%                               1.6%
Mar-99                                           3.0%                               1.7%
Apr-99                                                                              2.3%
Source: BLOOMBERG L.P.

Although price inflation has been well contained, the combination of a tight labor market (as evidenced by low unemployment rates) and strong economic growth typically leads to inflationary pressures on wages and, ultimately, prices. In this environment productivity growth becomes particularly important. Strong productivity gains allow companies to pay higher wages without raising prices. Non-farm productivity grew 2.2% in 1998 and a strong 3.5% annualized rate in the first quarter of 1999, continuing a healthy trend that began in 1996.

ASSET CLASS PERFORMANCE

Following a sharp correction in July and August, the domestic equities market rallied strongly during the six-month reporting period ended April 30, 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        TOTAL RETURN PERFORMANCE
GROWTH OF A HYPOTHETICAL $1 INVESTMENT

                 MSCI-EAFE (ND) INDEX  S&P 500 INDEX    RUSSELL 2000 SMALL-CAP INDEX   LEHMAN AGGREGATE BOND INDEX
Oct-98                          $1.00          $1.00                           $1.00                         $1.00
Nov-98                          $1.05          $1.06                           $1.05                         $1.01
Dec-98                          $1.09          $1.12                           $1.12                         $1.01
Jan-99                          $1.09          $1.17                           $1.13                         $1.02
Feb-99                          $1.06          $1.13                           $1.04                         $1.00
Mar-99                          $1.11          $1.18                           $1.06                         $1.00
Apr-99                          $1.15          $1.22                           $1.15                         $1.01

COMPILED BY CHARLES SCHWAB & CO., INC.

Large-cap domestic stocks, as represented by the S&P 500-Registered Trademark-Index, continued to be the strongest-performing asset class, achieving a total return of 22.31% for the six-month period. Even within the S&P 500, the strongest performance was concentrated in the very largest stocks. Small-cap stocks, as represented by the Russell 2000-Registered Trademark- Index, also experienced a strong total return of 15.16%.

Assisted by the rebound in Asian markets, international stock returns, as represented by the Morgan Stanley Capital International Europe,

Australasia, Far East (MSCI-EAFE)-Registered Trademark- Index, experienced a positive total return of 15.28% for the six-month reporting period.

Reflecting the moderate rise in intermediate and long-term interest rates, fixed income returns were generally weak for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 0.69% for the six-month reporting period.

U.S. EQUITY VALUATION

The price/earnings (P/E) ratio for the S&P 500-Registered Trademark- Index reached new record highs during the reporting period and ended the period at a lofty 33.9 times earnings, more than twice its long-term average. The P/E ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earnings potential. Based on other traditional market valuation measures, such as price/book (P/B) ratio or dividend yield, the U.S. stock market continues to remain at record high valuation levels.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE/EARNINGS RATIO

Jan-90                            14.37
Feb-90                            14.21
Mar-90                            14.77
Apr-90                            14.82
May-90                            15.84
Jun-90                            16.66
Jul-90                            16.65
Aug-90                            15.57
Sep-90                             14.9
Oct-90                            14.36
Nov-90                            14.59
Dec-90                            15.19
Jan-91                            14.95
Feb-91                            16.82
Mar-91                            17.48
Apr-91                            17.85
May-91                            17.92
Jun-91                            17.96
Jul-91                            18.07
Aug-91                            19.72
Sep-91                            19.88
Oct-91                            19.92
Nov-91                            21.02
Dec-91                            21.85
Jan-92                            23.35
Feb-92                            23.83
Mar-92                            25.45
Apr-92                            25.51
May-92                            25.71
Jun-92                            25.08
Jul-92                            25.61
Aug-92                             25.5
Sep-92                            24.37
Oct-92                            23.94
Nov-92                            24.08
Dec-92                            24.01
Jan-93                             24.2
Feb-93                            24.25
Mar-93                            24.22
Apr-93                             23.2
May-93                            23.21
Jun-93                            22.58
Jul-93                            22.52
Aug-93                            23.02
Sep-93                            23.74
Oct-93                            23.97
Nov-93                            22.55
Dec-93                            23.55
Jan-94                            22.98
Feb-94                            21.17
Mar-94                            20.34
Apr-94                             20.1
May-94                            20.16
Jun-94                            19.76
Jul-94                            18.64
Aug-94                             18.9
Sep-94                            18.26
Oct-94                            17.55
Nov-94                            16.58
Dec-94                            16.98
Jan-95                            16.23
Feb-95                             16.2
Mar-95                             16.5
Apr-95                            16.02
May-95                            16.43
Jun-95                            16.82
Jul-95                            16.55
Aug-95                            16.18
Sep-95                            16.86
Oct-95                            16.18
Nov-95                            17.14
Dec-95                            17.41
Jan-96                            18.11
Feb-96                            18.56
Mar-96                            18.94
Apr-96                            19.16
May-96                            19.48
Jun-96                             19.3
Jul-96                            18.31
Aug-96                            18.62
Sep-96                            19.75
Oct-96                             19.6
Nov-96                            21.05
Dec-96                             20.7
Jan-97                            20.55
Feb-97                            20.98
Mar-97                            19.87
Apr-97                            20.24
May-97                            21.43
Jun-97                            22.45
Jul-97                            23.92
Aug-97                            22.64
Sep-97                               24
Oct-97                            22.84
Nov-97                            24.02
Dec-97                            24.51
Jan-98                            24.99
Feb-98                            26.44
Mar-98                            27.76
Apr-98                            26.51
May-98                            26.12
Jun-98                            27.09
Jul-98                            26.78
Aug-98                            22.77
Sep-98                            24.23
Oct-98                            27.58
Nov-98                            30.14
Dec-98                            31.97
Jan-99                            33.29
Feb-99                            32.65
Mar-99                            33.78
Apr-99                             33.9
30-Year Average                   15.26
Source: BLOOMBERG L.P.

TREASURY YIELDS

Following an extended period of falling interest rates that began with the market's response to developing international economic problems in the second quarter of 1997, both long-term and intermediate-term rates reversed course and began to trend upward in October 1998. Scaled-back concerns about the impact of international economic problems and continued strong growth of the domestic economy, with no evidence that it will slow soon, were the primary drivers of the reversal of the downward trend in rates.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS
                                                    30-YEAR TREASURY  FIVE-YEAR TREASURY
                                                       BOND YIELD         NOTE YIELD
11/2/98                                                        5.24%               4.40%
11/3/98                                                        5.22%               4.37%
11/4/98                                                        5.33%               4.48%
11/5/98                                                        5.36%               4.49%
11/6/98                                                        5.39%               4.59%
11/9/98                                                        5.29%               4.54%
11/10/98                                                       5.29%               4.50%
11/11/98                                                       5.29%               4.50%
11/12/98                                                       5.25%               4.47%
11/13/98                                                       5.25%               4.50%
11/16/98                                                       5.29%               4.57%
11/17/98                                                       5.29%               4.57%
11/18/98                                                       5.25%               4.58%
11/19/98                                                       5.24%               4.62%
11/20/98                                                       5.22%               4.60%
11/23/98                                                       5.25%               4.62%
11/24/98                                                       5.22%               4.62%
11/25/98                                                       5.19%               4.63%
11/26/98                                                       5.19%               4.63%
11/27/98                                                       5.16%               4.59%
11/30/98                                                       5.06%               4.48%
12/1/98                                                        5.04%               4.41%
12/2/98                                                        5.02%               4.32%
12/3/98                                                        5.00%               4.26%
12/4/98                                                        5.04%               4.39%
12/7/98                                                        5.03%               4.44%
12/8/98                                                        4.99%               4.38%
12/9/98                                                        4.98%               4.36%
12/10/98                                                       4.96%               4.32%
12/11/98                                                       5.02%               4.39%
12/14/98                                                       4.99%               4.33%
12/15/98                                                       5.03%               4.39%
12/16/98                                                       4.99%               4.29%
12/17/98                                                       5.01%               4.35%
12/18/98                                                       5.00%               4.36%
12/21/98                                                       5.06%               4.44%
12/22/98                                                       5.14%               4.51%
12/23/98                                                       5.18%               4.64%
12/24/98                                                       5.21%               4.71%
12/25/98                                                       5.22%               4.71%
12/28/98                                                       5.15%               4.63%
12/29/98                                                       5.10%               4.57%
12/30/98                                                       5.09%               4.53%
12/31/98                                                       5.10%               4.54%
1/1/99                                                         5.10%               4.54%
1/4/99                                                         5.15%               4.56%
1/5/99                                                         5.21%               4.62%
1/6/99                                                         5.16%               4.57%
1/7/99                                                         5.22%               4.63%
1/8/99                                                         5.27%               4.73%
1/11/99                                                        5.31%               4.79%
1/12/99                                                        5.22%               4.67%
1/13/99                                                        5.13%               4.56%
1/14/99                                                        5.06%               4.46%
1/15/99                                                        5.11%               4.55%
1/18/99                                                        5.12%               4.55%
1/19/99                                                        5.15%               4.61%
1/20/99                                                        5.17%               4.64%
1/21/99                                                        5.13%               4.56%
1/22/99                                                        5.08%               4.52%
1/25/99                                                        5.12%               4.55%
1/26/99                                                        5.13%               4.58%
1/27/99                                                        5.13%               4.55%
1/28/99                                                        5.11%               4.56%
1/29/99                                                        5.09%               4.55%
2/1/99                                                         5.18%               4.64%
2/2/99                                                         5.24%               4.70%
2/3/99                                                         5.25%               4.73%
2/4/99                                                         5.29%               4.79%
2/5/99                                                         5.35%               4.86%
2/8/99                                                         5.34%               4.84%
2/9/99                                                         5.30%               4.80%
2/10/99                                                        5.37%               4.82%
2/11/99                                                        5.37%               4.84%
2/12/99                                                        5.42%               4.96%
2/15/99                                                        5.43%               4.98%
2/16/99                                                        5.34%               4.94%
2/17/99                                                        5.31%               4.90%
2/18/99                                                        5.38%               4.97%
2/19/99                                                        5.39%               4.99%
2/22/99                                                        5.36%               4.94%
2/23/99                                                        5.43%               5.04%
2/24/99                                                        5.51%               5.12%
2/25/99                                                        5.65%               5.29%
2/26/99                                                        5.58%               5.22%
3/1/99                                                         5.67%               5.31%
3/2/99                                                         5.61%               5.23%
3/3/99                                                         5.70%               5.29%
3/4/99                                                         5.70%               5.31%
3/5/99                                                         5.60%               5.22%
3/8/99                                                         5.59%               5.19%
3/9/99                                                         5.53%               5.10%
3/10/99                                                        5.55%               5.12%
3/11/99                                                        5.56%               5.12%
3/12/99                                                        5.53%               5.06%
3/15/99                                                        5.52%               5.06%
3/16/99                                                        5.48%               5.02%
3/17/99                                                        5.51%               5.04%
3/18/99                                                        5.49%               5.01%
3/19/99                                                        5.56%               5.08%
3/22/99                                                        5.57%               5.12%
3/23/99                                                        5.54%               5.05%
3/24/99                                                        5.53%               5.06%
3/25/99                                                        5.59%               5.10%
3/26/99                                                        5.59%               5.08%
3/29/99                                                        5.64%               5.13%
3/30/99                                                        5.58%               5.05%
3/31/99                                                        5.63%               5.10%
4/1/99                                                         5.67%               5.14%
4/2/99                                                         5.60%               5.05%
4/5/99                                                         5.59%               5.05%
4/6/99                                                         5.52%               4.99%
4/7/99                                                         5.50%               5.01%
4/8/99                                                         5.44%               4.94%
4/9/99                                                         5.46%               4.96%
4/12/99                                                        5.45%               4.96%
4/13/99                                                        5.49%               5.00%
4/14/99                                                        5.51%               5.03%
4/15/99                                                        5.53%               5.06%
4/16/99                                                        5.57%               5.11%
4/19/99                                                        5.52%               5.03%
4/20/99                                                        5.51%               5.03%
4/21/99                                                        5.52%               5.08%
4/22/99                                                        5.60%               5.13%
4/23/99                                                        5.60%               5.14%
4/26/99                                                        5.58%               5.11%
4/27/99                                                        5.54%               5.10%
4/28/99                                                        5.58%               5.14%
4/29/99                                                        5.53%               5.08%
4/30/99                                                        5.66%               5.21%
Source: BLOOMBERG L.P.

  This market overview has been provided by the portfolio management team.

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/99

                                                                                          SINCE
                                                                                        INCEPTION
                                                               SIX MONTHS   ONE YEAR     (7/1/96)
---------------------------------------------------------------------------------------------------
SCHWAB ANALYTICS FUND(1)                                           26.34%      23.21%       29.68%
---------------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                                22.31%      21.83%       29.68%
---------------------------------------------------------------------------------------------------
Average Large-Cap Fund(2)                                          21.96%      17.34%       24.39%
---------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/99. As of 3/31/99 the Fund's six-month, one-year and since-inception average annual total returns were 28.25%, 18.81% and 28.57%, respectively. Without fee waivers and guarantees, the six-month, one-year and since-inception average annual total returns would have been 28.03%, 18.39% and 28.01%, respectively, as of 3/31/99.

(1) The Investment Adviser and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 2/29/00 that total operating expenses will not exceed 0.75%. Without fee waivers and guarantees, the six-month, one-year and since-inception average annual total returns would have been 26.19%, 22.84% and 29.14%, respectively, as of 4/30/99.

(2) Based on data supplied by Morningstar, Inc. Average annual total returns for 946, 918 and 713 large-cap funds, respectively, for the six-month, one-year and since-inception periods. These funds may or may not follow a strategy similar to that followed by the Schwab Analytics Fund. Also, although many mutual funds have multiple classes of shares, the category average includes only those funds that were classified by Morningstar as a distinct portfolio. This typically means that a fund's oldest class of shares was used.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

           SCHWAB ANALYTICS FUND   S&P 500 INDEX
7/1/96                    $10,000         $10,000
7/31/96                   $ 9,690         $ 9,558
8/31/96                   $ 9,880         $ 9,760
9/30/96                   $10,620         $10,308
10/31/96                  $11,010         $10,593
11/30/96                  $11,640         $11,393
12/31/96                  $11,368         $11,168
1/31/97                   $11,959         $11,865
2/28/97                   $11,908         $11,958
3/31/97                   $11,287         $11,468
4/30/97                   $12,081         $12,152
5/31/97                   $12,722         $12,890
6/30/97                   $13,272         $13,468
7/31/97                   $14,462         $14,539
8/31/97                   $13,821         $13,724
9/30/97                   $14,646         $14,475
10/31/97                  $13,964         $13,992
11/30/97                  $14,676         $14,640
12/31/97                  $14,963         $14,891
1/31/98                   $15,054         $15,057
2/28/98                   $16,155         $16,142
3/31/98                   $16,801         $16,969
4/30/98                   $16,949         $17,140
5/31/98                   $16,620         $16,845
6/30/98                   $17,448         $17,529
7/31/98                   $17,198         $17,343
8/31/98                   $14,555         $14,839
9/30/98                   $15,565         $15,790
10/31/98                  $16,529         $17,074
11/30/98                  $17,561         $18,109
12/31/98                  $19,158         $19,152
1/31/99                   $20,138         $19,952
2/28/99                   $19,134         $19,332
3/31/99                   $19,961         $20,105
4/30/99                   $20,882         $20,883

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Analytics Fund,-Registered Trademark- made at its inception, with similar investments in the S&P 500-Registered Trademark- Index.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

ASSETS

-------------------------------------------------------------------------------------------------
Total net assets as of 10/31/98 (000s)                                                  $ 191,513
-------------------------------------------------------------------------------------------------
Total net assets as of 4/30/99 (000s)                                                   $ 236,273
-------------------------------------------------------------------------------------------------
Percentage growth over reporting period                                                    23.37%
-------------------------------------------------------------------------------------------------

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-
PORTFOLIO SNAPSHOT

Schwab Analytics Fund (the Fund) invests primarily in the common stocks of large- and mid-cap publicly traded U.S. companies. The Fund will typically invest in the stocks of at least 50 issuers. The Fund intends to maintain industry diversification similar to that of the S&P 500-Registered Trademark-Index. The information below and on the following page provides a snapshot of the Fund's characteristics as of 4/30/99 and is not indicative of its composition after that date. The terms used below are defined on page 14. A complete list of the securities in the Fund's portfolio as of 4/30/99 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                                                       SCHWAB ANALYTICS          PEER GROUP
                                                                                             FUND                  AVERAGE+
--------------------------------------------------------------------------------------------------------------------------
Number of Issues                                                                                91                   129
--------------------------------------------------------------------------------------------------------------------------
Median Market Cap ($ Mil)+                                                                 $56,250               $42,604
--------------------------------------------------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio+                                                                   34.3                  33.6
--------------------------------------------------------------------------------------------------------------------------
Price/Book (P/B) Ratio+                                                                       10.5                   7.8
--------------------------------------------------------------------------------------------------------------------------
12-Month Yield+                                                                               0.48%                 0.51%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                                         47%                   73%
--------------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                                                 0.75%*                1.32%
--------------------------------------------------------------------------------------------------------------------------

 * Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 2/29/00.

+ Source: Morningstar. This information is as of 4/30/99 and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the Fund. The peer group average is based on 1,932 large-cap funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO COMPOSITION BY INDUSTRY
          AS OF 4/30/99

Business Machines and Software         16.2%
Healthcare/Drugs and Medicine          11.5%
Electronics                            11.0%
Miscellaneous Finance                   9.4%
Retail                                  7.1%
Telephone                               6.8%
Banks                                   6.8%
Producer Goods and Manufacturing        4.3%
Insurance                               3.7%
Oil-International                       3.2%
Other                                  20.0%


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EQUITY INVESTMENT STYLE BOX(1)
       AS OF 4/30/99

Value          Blend     Growth       MARKET CAP
                   X                       Large
                                          Medium
                                           Small


TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS

------------------------------------------------
Microsoft Corp.                            5.20%
------------------------------------------------
Bristol-Myers Squibb Co.                   3.24%
------------------------------------------------
Cisco Systems, Inc.                        3.21%
------------------------------------------------
Wal-Mart Stores, Inc.                      2.97%
------------------------------------------------
Providian Financial Corp.                  2.86%
------------------------------------------------
BellSouth Corp.                            2.83%
------------------------------------------------
General Electric Co.                       2.60%
------------------------------------------------
Gap Inc.                                   2.57%
------------------------------------------------
General Instrument Corp.                   2.34%
------------------------------------------------
Johnson & Johnson                          2.03%
------------------------------------------------

(1) Source: Morningstar, Inc. The style box illustrates the composition of the Fund's portfolio as of 4/30/99. It is not indicative of its holdings after that date, nor does it represent an exact assessment of risk or future assessment or any type of future performance. Placement is based on the Fund's P/E and P/B ratios relative to the S&P 500-Registered Trademark-Index, as well as the size of the companies in which it invests, or median market capitalization.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

GERI HOM--vice president and senior portfolio manager, has primary responsibility for the day-to-day management of the Funds' portfolios. Geri joined Charles Schwab Investment Management, Inc. (CSIM) in March 1995 as portfolio manager and was promoted to her current position in December 1996. She currently manages approximately $15 billion in indexed equity mutual fund assets. Prior to joining CSIM, Geri was a principal for Wells Fargo Nikko Investment Advisors and vice president and manager of the Domestic Equity Portfolio Group for Wells Fargo Nikko.

PRAVEEN GOTTIPALLI--portfolio manager, is director of investments for Symphony Asset Management (Symphony), a wholly owned subsidiary of BARRA, Inc., and the Fund's subadviser. Prior to joining Symphony in May 1994, Praveen was director of the Active Strategies Group of BARRA, which provides innovative analytical models, software and services. Symphony, subject to the supervision of CSIM, provides investment assistance and day-to-day management of the Fund's non-cash investments, as well as investment research and statistical information.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. As shown in the MARKET OVERVIEW section, large-cap equity returns for the six-month period continued to be the strongest-performing major asset class. The Schwab Analytics Fund-Registered Trademark- achieved a total return of 26.34% for the six-month period ended April 30, 1999. That return exceeded the average large-cap fund by 4.38%, according to data provided by Morningstar, Inc. From its inception on July 1, 1996, through April 30, 1999, the Fund's average annual total return exceeded the average U.S. large-cap fund by 5.29%. As shown in the table below, the Fund also out-performed the S&P 500-Registered Trademark- Index for the reporting period and has achieved a total return approximately equal to that of the S&P 500 Index since its inception on July 1, 1996.

                                                                                                                    INCEPTION
                                                                                                                    (7/1/96)
                                                                                                                 TO DATE AVERAGE
                                                                                                    SIX MONTHS    ANNUAL RETURN
--------------------------------------------------------------------------------------------------------------------------------
Schwab Analytics Fund-Registered Trademark-                                                            26.34%          29.68%
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                                          22.31%          29.61%
--------------------------------------------------------------------------------------------------------------------------------
Average Large-Cap Fund                                                                                 21.96%          24.39%
--------------------------------------------------------------------------------------------------------------------------------

Source: Morningstar, Inc. Returns are load-adjusted. As of 4/30/99 the large-cap fund category contained 946 and 713 funds for the six-month and since- inception periods, respectively. Although many mutual funds have multiple classes of shares, the category average includes only those funds that were classified by Morningstar as a distinct portfolio. This typically means that a fund's oldest class of shares was used. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

Q. HOW ARE THE HOLDINGS OF THE FUND DIFFERENT FROM THE STOCKS IN THE S&P 500 INDEX?

A. First, there are significantly fewer holdings in the Fund--91 as of April 30, 1999. The Fund's management team monitors approximately 1,300 companies with current market capitalizations of $500 million or more. This universe of large and medium-sized companies is then narrowed down to 50 to 100 that our computer model identifies as having the best return potential based on valuation factors, projections of analysts identified for their superior forecasting skills, and insider selling activity.

Second, although historically the average market capitalization of the fund is somewhat smaller than the S&P 500 Index, during the most recent reporting period the average market capitalization increased somewhat, relative to the S&P 500 Index. Because the management team picks securities from a universe of 1,300 companies, the Fund has the capability of having relatively more or less mid-cap exposure by owning non-S&P 500 companies. Historically, the Fund has held approximately 15% to 20% of its holdings in companies outside the S&P 500
Index. This percent- age was reduced to approximately 8% during the reporting period. These non-index stocks, as a group, had a smaller average market capitalization than the S&P 500 Index.

Finally, from an investment style perspective, the Fund typically has more of a value orientation than does the S&P 500 Index. Frequently, the Fund's selection criteria will favor stocks with a value orientation, or those stocks with relatively lower price/earnings and/or price/book value ratios.

Q. WHICH ELEMENTS OF THE FUND'S STRATEGY HAVE WORKED PARTICULARLY WELL?

A. Although the Fund has not significantly differed from the S&P
500-Registered Trademark- Index in terms of industry sectors or market risk, a reduction in mid-cap exposures as well as the Fund's stock selection methodology worked well during the reporting period. Toward the end of the period, there was a rotation in the strongest-performing styles from large-cap growth to cyclical or value-oriented and smaller-cap stocks. As a result, more stocks were contributing to the overall market performance. This increased market breadth and rotation to cyclical stocks helped the Fund's performance, because the Fund typically is more value oriented with a lower average market capitalization than the S&P 500-Registered Trademark- Index.

                                                      AVERAGE ANNUAL RETURNS
                                                      ----------------------
                                                      SIX MONTHS   INCEPTION
                                                        ENDED         TO
                                                       4/30/99      4/30/99
----------------------------------------------------------------------------
SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-             26.34%      29.68%
----------------------------------------------------------------------------
CATEGORY REPRESENTED  INDEX
                      S&P 100-Registered Trademark-
Ultra Large-Cap       Index                             26.60%      31.72%
----------------------------------------------------------------------------
                      S&P 500-Registered Trademark-
Large-Cap             Index                             22.31%      29.61%
----------------------------------------------------------------------------
Mid-Cap               S&P Mid-Cap 400                   18.84%      21.46%
----------------------------------------------------------------------------
                      S&P 500 BARRA Value Index         21.67%      24.67%
Large-Cap Value
----------------------------------------------------------------------------
Large-Cap Growth      S&P 500 BARRA Growth Index        22.53%      34.05%
----------------------------------------------------------------------------

Source: BARRA. This information is historical and does not represent future results. Total returns assume reinvestment of all dividends and capital gains distributions. Principal value and investment returns will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.


Q. OF THOSE STOCKS HELD BY THE FUND AT THE CLOSE OF THE PERIOD, WHICH EXPERIENCED THE GREATEST APPRECIATION DURING THE SIX-MONTH REPORTING PERIOD?

A. The five stocks with the greatest appreciation during the reporting period were:

                                                                                                               PERCENTAGE
                                                                                                 PERCENTAGE     OF FUND
                                                                                               APPRECIATION(1) (4/30/99)(2)
---------------------------------------------------------------------------------------------------------------------------
America Online, Inc.                                                                               97.75%        1.16%
---------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                                                                81.05%        3.21%
---------------------------------------------------------------------------------------------------------------------------
Lexmark International Group, Inc.                                                                  76.59%        0.98%
---------------------------------------------------------------------------------------------------------------------------
Providian Financial Corp.                                                                          62.60%        2.86%
---------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                              40.93%        1.95%
---------------------------------------------------------------------------------------------------------------------------

(1) Past performance does not guarantee future results. This information measures the percentage change of each stock's price during the period. It is not intended to show, predict or guarantee future holdings, composition or performance of the Fund, and it should not be considered a recommendation for any specific security.

(2) These percentages do not take into account other assets and liabilities.

GLOSSARY

ASSET ALLOCATION--The division of holdings among different types of assets, such as domestic stocks, international stocks, bonds and cashequivalent securities.

BETA--A measure of a stock's volatility relative to the overall stock market. The beta of the S&P 500-Registered Trademark- Index is 1. Any investment that is more volatile than the market as a whole has a beta value higher than 1. If the beta is less than 1, the investment is considered to be less volatile than the market.

CAPITAL GAIN (LOSS)--When a stock is sold for a profit, the difference between the net sales price and its net purchase price, or cost basis, is a capital gain. If a stock is sold below cost, the difference is a capital loss.

EARNINGS GROWTH RATE--The average annual rate of growth in earnings over the past five years for the stocks in a fund's portfolio.

EARNINGS PER SHARE (EPS)--The net income (or earnings) of a company for the past 12 months divided by the current number of shares outstanding.

EXPENSE RATIO--Amount, expressed as a percentage of total investment, that shareholders pay annually for mutual fund operating expenses and management fees.

MARKET CAPITALIZATION--The dollar value of a company or the amount someone would pay to buy the company today. It is calculated by multiplying the total number of outstanding shares by the current price per share. Median market cap is the midpoint of a fund's total market capitalization, weighted by the portion of assets invested in each holding. As a result, half of the fund's holdings will have market caps above the median, and the rest below it.

NET ASSET VALUE (NAV)--The market value of a fund share.

PRICE/BOOK (P/B) RATIO--Compares a stock's market value with the value of total assets minus intangible assets and total liabilities (the book value). It is determined by dividing the current price of the stock by common stockholder equity per share. In evaluating stocks, comparing P/B ratios often works well in situations where price/earnings ratios do not, because the P/B ratio is stable over time and is always a positive number. P/B ratios are best used for comparisons within an industry rather than between industries, as certain industries will usually contain stocks that have all high or all low P/B ratios. For mutual funds the P/B ratio is the weighted average of all the stocks' P/B ratios in the portfolio.

PRICE/EARNINGS (P/E) RATIO--The ratio of a company's stock price to its earnings per share over the past year. For mutual funds the P/E ratio is the weighted average of all the stocks' P/E ratios in the mutual fund's portfolio. The P/E is an indicator of market expectations about a company's prospects. Typically, the higher the P/E, the greater the expectations for a company's future growth. Because earnings are volatile and sometimes "negative," however, the P/E has its limitations and may fail as a measure for a significant number of stocks at any given time.

RETURN ON EQUITY--The average annual rate of return generated by the companies a fund holds during the past five years for each dollar of shareholders' equity (net income divided by shareholders' equity).

STOCK--A share of ownership, or equity, in a corporation.

TOTAL RETURN--The sum of dividends, plus capital gains (or losses).

TURNOVER RATE--An indication of a fund's trading activity. Funds with higher turnover rates typically incur higher transaction costs and are more likely to distribute capital gains, which are taxable to investors.

YIELD--The income generated by an investment, expressed as a percentage of its price.

SCHWAB ANALYTICS FUND(R)
SCHEDULE OF INVESTMENTS
April 30, 1999 (Unaudited)
                                                        Number           Value
                                                     of Shares           (000s)
                                                     ---------           ------
COMMON STOCK -- 95.6%
AEROSPACE / DEFENSE -- 2.1%
BE Aerospace, Inc.+                                     73,500          $ 1,254
General Dynamics Corp.                                  21,900            1,538
United Technologies Corp.                               14,400            2,086
                                                                        -------
                                                                          4,878
                                                                        -------
AIR TRANSPORTATION -- 0.2%
Continental Airlines, Inc., Class B+                    11,500              497
                                                                        -------
AUTOMOTIVE PRODUCTS/MOTOR VEHICLES -- 1.8%
Ford Motor Co.                                          51,000            3,261
Navistar International Corp.+                           17,500              915
                                                                        -------
                                                                          4,176
                                                                        -------
BANKS -- 6.5%
Bank One Corp.                                          41,900            2,472
City National Corp.                                     92,600            3,577
Fleet Financial Group, Inc.                             95,200            4,100
Marshall & Ilsley Corp.                                 20,000            1,400
Mercantile Bancorp., Inc.                               21,600            1,231
SunTrust Banks, Inc.                                    36,000            2,574
                                                                        -------
                                                                         15,354
                                                                        -------
BUSINESS MACHINES & SOFTWARE -- 15.6%
Cisco Systems, Inc.+                                    63,900            7,289
Dell Computer Corp.+                                    53,200            2,191
International Business Machines Corp.                   21,200            4,435
Lexmark International Group, Inc.,
  Class A+                                              18,000            2,223
Microsoft Corp.+                                       145,400           11,823
Novell, Inc.+                                          109,300            2,432
Sun Microsystems, Inc.+                                 59,000            3,529
Unisys Corp.+                                           93,500            2,939
                                                                        -------
                                                                         36,861
                                                                        -------
BUSINESS SERVICES -- 2.4%
America Online, Inc.+                                   18,480            2,638
At Home Corp., Class A+                                  7,000            1,008
Excite, Inc.+                                            6,500              949
Waste Management, Inc.                                  20,000            1,130
                                                                        -------
                                                                          5,725
                                                                        -------

                                                        Number           Value
                                                     of Shares           (000s)
                                                     ---------           ------
CHEMICAL -- 0.6%
E. I. du Pont de Nemours & Co.                          18,900          $ 1,335
                                                                        -------
CONSTRUCTION -- 1.6%
Centex Corp.                                            41,300            1,510
Southdown, Inc.                                         34,700            2,223
                                                                        -------
                                                                          3,733
                                                                        -------
CONSUMER - DURABLE -- 0.4%
Maytag Corp.                                            15,400            1,053
                                                                        -------
CONSUMER - NONDURABLE -- 1.4%
Darden Restaurants, Inc.                                58,500            1,305
McDonald's Corp.                                        50,000            2,119
                                                                        -------
                                                                          3,424
                                                                        -------
ELECTRONICS -- 10.6%
Ascend Communications, Inc.+                            14,600            1,411
Cadence Design Systems, Inc.+                           85,400            1,158
CommScope, Inc.+                                       150,100            3,659
General Instrument Corp.+                              145,500            5,311
Intel Corp.                                             60,800            3,720
Lucent Technologies, Inc.                               44,400            2,670
Nortel Networks Corp.                                   38,200            2,605
Tellabs, Inc.+                                          15,300            1,674
Texas Instruments, Inc.                                 27,500            2,808
                                                                        -------
                                                                         25,016
                                                                        -------
ENERGY - RAW MATERIALS -- 1.2%
Baker Hughes, Inc.                                      48,000            1,434
ENSCO International, Inc.                               80,000            1,485
                                                                        -------
                                                                          2,919
                                                                        -------
FOOD & AGRICULTURE -- 1.5%
General Mills, Inc.                                     22,500            1,645
Quaker Oats Co.                                         30,900            1,995
                                                                        -------
                                                                          3,640
                                                                        -------
HEALTHCARE/DRUGS & MEDICINE -- 11.1%
Abbott Laboratories                                     35,000            1,695
Amgen, Inc.+                                            60,000            3,686
Bristol-Myers Squibb Co.                               115,800            7,361
Guidant Corp.                                           36,600            1,965
Johnson & Johnson                                       47,300            4,612

SCHWAB ANALYTICS FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 1999 (Unaudited)
                                                         Number         Value
                                                       of Shares        (000s)
                                                      ----------        ------

Merck & Co., Inc.                                       45,800          $ 3,217
Schering-Plough Corp.                                   76,300            3,686
                                                                        -------
                                                                         26,222
                                                                        -------
HOUSEHOLD PRODUCTS -- 0.5%
Clorox Co.                                               9,400            1,084
                                                                        -------
INSURANCE -- 3.5%
Allmerica Financial Corp.                               10,500              602
American International Group, Inc.                       9,000            1,057
CIGNA Corp.                                             51,000            4,447
Lincoln National Corp.                                  23,000            2,209
                                                                        -------
                                                                          8,315
                                                                        -------
MEDIA -- 2.9%
McGraw Hill Companies, Inc.                            35,200             1,945
Tribune Co.                                             47,400            3,955
Washington Post Co.                                      1,700              976
                                                                        -------
                                                                          6,876
                                                                        -------
MISCELLANEOUS FINANCE -- 9.0%
Capital One Financial Corp.                             10,000            1,737
Citigroup, Inc.                                         58,900            4,432
Fannie Mae                                              21,300            1,511
Federal Home Loan Mortgage
  Corp.                                                 31,500            1,977
Morgan Stanley, Dean Witter,
  Discover & Co.                                        26,000            2,579
Paine Webber Group, Inc.                                54,600            2,563
Providian Financial Corp.                               50,400            6,505
                                                                        -------
                                                                         21,304
                                                                        -------
NON-FERROUS METALS -- 0.2%
Engelhard Corp.                                         30,400              583
                                                                        -------
OIL - INTERNATIONAL -- 3.1%
Chevron Corp.                                           19,800            1,975
Exxon Corp.                                             22,000            1,827
Royal Dutch Petroleum Co. -
  Sponsored ADR                                         10,600              622
Texaco, Inc.                                            45,700            2,868
                                                                        -------
                                                                          7,292
                                                                        -------

                                                        Number          Value
                                                      of Shares         (000s)
                                                      ---------         ------
PRODUCER GOODS & MANUFACTURING -- 4.1%
Corning, Inc.                                           29,600          $ 1,695
General Electric Co.                                    56,100            5,919
Ingersoll Rand Co.                                      29,900            2,069
                                                                        -------
                                                                          9,683
                                                                        -------
REAL PROPERTY -- 0.3%
Catellus Development Corp.+                             42,100              647
                                                                        -------
RETAIL -- 6.8%
Gap, Inc.                                               87,825            5,846
Kroger Co.+                                             17,500              950
TJX Companies, Inc.                                     75,900            2,528
Wal-Mart Stores, Inc.                                  146,800            6,753
                                                                        -------
                                                                         16,077
                                                                        -------
TELEPHONE -- 6.6%
AT&T Corp.                                              71,000            3,585
Bell Atlantic Corp.                                     25,400            1,464
BellSouth Corp.                                        143,900            6,439
GTE Corp.                                               18,000            1,205
Sprint Corp.                                            11,000            1,128
US West, Inc.                                           31,700            1,658
                                                                        -------
                                                                         15,479
                                                                        -------
UTILITIES - ELECTRIC & GAS -- 1.6%
Consolidated Edison, Inc.                               43,500            1,976
First Energy Corp.                                      32,500              965
PECO Energy Co.                                         16,600              787
                                                                        -------
                                                                          3,728
                                                                        -------
TOTAL COMMON STOCK
  (Cost $153,001)                                                       225,901
                                                                        -------

SCHWAB ANALYTICS FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 1999 (Unaudited)
                                                         Par            Value
                                                        (000s)          (000s)
                                                        ------          ------
U.S. TREASURY OBLIGATIONS -- 0.1%
U.S. Treasury Bill (a) (b)
   4.47%, 09/16/99                                      $  300           $  295
                                                                         ------
Total U.S. Treasury Obligations
  (Cost $295)                                                               295
                                                                         ------





                                                       Number           Value
                                                     of Shares          (000s)
                                                     ---------          ------
SHORT-TERM INVESTMENTS -- 0.5%
Temporary Investment Fund, Inc. -
  Temporary Cash Portfolio
   4.57%*                                            1,102,000       $1,102,000
                                                                     ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,102)                                                           1,102
                                                                     ----------
TOTAL INVESTMENTS -- 96.2%
  (Cost $154,398)                                                       227,298
                                                                     ----------
OTHER ASSETS AND LIABILITIES, NET -- 3.8%
   Other assets                                                           9,814
   Liabilities                                                             (839)
                                                                     ----------
                                                                          8,975
                                                                     ----------
TOTAL NET ASSETS -- 100.0%                                           $  236,273
                                                                     ==========

NOTES TO SCHEDULE OF INVESTMENTS
April 30, 1999 (Unaudited)

 +  Non-income producing security.
 *  Interest rate represents the yield on report date.
ADR -- American Depository Receipt.
(a) Yields shown are effective yields at time of purchase.
(b) These securities, or portion thereof, are being used to collaterize open futures contracts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB ANALYTICS FUND(R)

STATEMENT OF ASSETS AND LIABILITIES (in thousands)
April 30, 1999 (Unaudited)

ASSETS
Investments, at value (Cost: $154,398)                                     $227,298
Amounts on deposit with broker                                                  797
Receivables:
   Investments sold                                                           8,505
   Fund shares sold                                                             305
   Dividends and interest                                                       207
                                                                           --------
     Total assets                                                           237,112
                                                                           --------
LIABILITIES
Payables:
   Investments purchased                                                        539
   Fund shares redeemed                                                         105
   Variation margin                                                              74
   Investment advisory and administration fees                                   20
   Transfer agency and shareholder service fees                                  11
Accrued expenses                                                                 90
                                                                           --------
     Total liabilities                                                          839
                                                                           --------
Net assets applicable to outstanding shares                                $236,273
                                                                           ========
NET ASSETS CONSIST OF:
Paid-in capital                                                             148,835
Undistributed net investment income                                             217
Accumulated net realized gain on investments sold and futures contracts      14,395
Net unrealized appreciation on investments and futures contracts             72,826
                                                                           --------
                                                                           $236,273
                                                                           ========
PRICING OF SHARES
Outstanding shares, $0.00001 par value (unlimited shares authorized)         13,360
Net asset value, offering and redemption price per share                    $ 17.68

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB ANALYTICS FUND(R)

STATEMENT OF OPERATIONS (in thousands)
For the six months ended April 30, 1999 (Unaudited) Investment income:
   Dividends                                                                    $ 1,124
   Interest                                                                          62
                                                                                -------
     Total investment income                                                      1,186
                                                                                -------
Expenses:
   Investment advisory and administration fees                                      724
   Transfer agency and shareholder service fees                                     270
   Custodian fees                                                                    13
   Portfolio accounting fees                                                         17
   Registration fees                                                                 19
   Professional fees                                                                 12
   Shareholder reports                                                               27
   Trustees' fees                                                                     3
   Insurance and other expenses                                                       3
                                                                                -------
                                                                                  1,088
Less: expenses reduced (see Note 4)                                                (276)
                                                                                -------
     Net expenses incurred by Fund                                                  812
                                                                                -------
Net investment income                                                               374
                                                                                -------
Net realized gain on investments and futures contracts:
   Net realized gain on investments sold                                         14,413
   Net realized gain on futures contracts                                           242
                                                                                -------
     Net realized gain on investments and futures contracts                      14,655
                                                                                -------
Change in net unrealized appreciation on investments and futures contracts:
   Net unrealized appreciation on investments                                    34,735
   Net unrealized appreciation on futures contracts                                  17
                                                                                -------
     Net unrealized appreciation on investments and futures contracts            34,752
                                                                                -------
Net gain on investments                                                          49,407
                                                                                -------
Increase in net assets resulting from operations                                $49,781
                                                                                =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB ANALYTICS FUND(R)
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                                                    Six Months
                                                                                      ended        Year
                                                                                     04/30/99      ended
                                                                                    (Unaudited)  10/31/98
                                                                                    ----------   --------
Operations:
   Net investment income                                                             $    374    $  1,281
   Net realized gain on investments and futures contracts                              14,655       7,130
   Change in net unrealized appreciation on investments and futures contracts          34,752      18,940
                                                                                     --------    --------
   Increase in net assets resulting from operations                                    49,781      27,351
                                                                                     --------    --------
Dividends and distributions:
   Dividends to shareholders from net investment income                                (1,124)     (1,345)
   Distributions to shareholders from net capital gains                                (7,390)    (14,558)
                                                                                     --------    --------
   Total dividends and distributions to shareholders                                   (8,514)    (15,903)
                                                                                     --------    --------
Capital share transactions:
   Proceeds from shares sold                                                           33,029      72,094
   Net asset value of shares issued in reinvestment of dividends                        7,968      14,976
   Less payments for shares redeemed                                                  (37,504)    (56,877)
                                                                                     --------    --------
   Increase in net assets from capital share transactions                               3,493      30,193
                                                                                     --------    --------
Total increase in net assets                                                           44,760      41,641

Net assets:
   Beginning of period                                                                191,513     149,872
                                                                                     --------    --------
   End of period (including undistributed net investment
     income of $217 and $965, respectively)                                          $236,273    $191,513
                                                                                     ========    ========

Number of fund shares:
   Sold                                                                                 1,995       5,018
   Reinvested                                                                             498       1,179
   Redeemed                                                                            (2,275)     (3,975)
                                                                                     --------    --------
   Net increase in shares outstanding                                                     218       2,222

Shares outstanding:
   Beginning of period                                                                 13,142      10,920
                                                                                     --------    --------
   End of period                                                                       13,360      13,142
                                                                                     ========    ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
20

SCHWAB ANALYTICS FUND(R)
FINANCIAL HIGHLIGHTS

                                                        1999(1)         1998            1997          1996(2)
                                                      ----------      --------        --------        -------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net asset value at beginning of period                  $  14.57      $  13.72        $  11.01        $ 10.00
                                                        --------      --------        --------        -------
From investment operations:
   Net investment income on investments                     0.03          0.10            0.13           0.05
   Net realized and unrealized gain on investments
      and futures contracts                                 3.74          2.20            2.79           0.96
                                                        --------      --------         -------        -------
   Total from investment operations                         3.77          2.30            2.92           1.01

Less dividends and distributions:
   Dividends from net investment income                    (0.09)        (0.12)          (0.08)            --
   Distributions from realized gain on investments         (0.57)        (1.33)          (0.13)            --
                                                        --------      --------        --------        -------
   Total dividends and distributions                       (0.66)        (1.45)          (0.21)            --
                                                        --------      --------        --------        -------
NET ASSET VALUE AT END OF PERIOD                        $  17.68      $  14.57        $  13.72        $ 11.01
                                                        ========      ========        ========        =======
Total return (%)                                           26.34*        18.37           26.83          10.10*

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------
Ratio of net operating expenses to average net assets       0.75**        0.75            0.74           0.75**
Reductions reflected in above expense ratio                 0.26**        0.37            0.41           0.76**
Ratio of net investment income to average net assets        0.35**        0.70            1.04           1.41**
Portfolio turnover rate                                       47           115             120             33
Net assets, end of period (000s)                        $236,273      $191,513        $149,872        $97,789

(1) For the six months ended April 30, 1999 (Unaudited).
(2) For the period from July 1, 1996 (commencement of operations) to October 31, 1996.
 *  Not annualized.
**  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
For the six months ended April 30, 1999
(All currency amounts are in thousands unless otherwise noted)

1.  DESCRIPTION OF THE FUND
The Schwab Analytics Fund(R) (the "Fund") is a series of Schwab Capital Trust (the "Trust"), a no load, open-end, management investment company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek long-term capital growth.

In addition to the Fund, the Trust also offers the Schwab Total Stock Market Index Fund(TM) (effective on April 16, 1999, and commenced operations on June 1,
1999), Schwab S&P 500 Fund, Schwab Small-Cap Index Fund,(R) Schwab International Index Fund,(R) Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, Schwab MarketTrack Conservative Portfolio, Schwab MarketTrack All Equity Portfolio, Schwab MarketManager Growth Portfolio, Schwab MarketManager Balanced Portfolio, Schwab MarketManager Small Cap Portfolio, Schwab MarketManager International Portfolio, Institutional Select S&P 500 Fund, Institutional Select Large-Cap Value Index Fund and Institutional Select Small-Cap Value Index Fund. The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Investments in securities traded on an exchange or in the over-the-counter market are valued at the last-quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined by the Fund's investment adviser pursuant to guidelines adopted in good faith by the Board of Trustees. Futures contracts, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date; interest income (including accretion of discounts) is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

FUTURES CONTRACTS -- The Fund may invest in futures contracts. The Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." The variation margin represents the daily fluctuation in the value of the contract and is recorded by the Fund as unrealized gains or losses. The Fund records a realized gain or loss equal to the variation margin at the time the contracts are closed.

The Fund will invest in these instruments to participate in the return of an index. The use of futures contracts involves certain risks, which include (1) imperfect correlation between the price movement of the contracts and the underlying securities, or (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the contract or underlying securities. These risks may involve amounts exceeding the amount recognized in the Fund's Statement of Operations at any given time.

As of April 30, 1999, the Fund had the following S&P 500 Index Futures contracts:

   Number of                                                  Unrealized
   Contacts       Contract Value         Expiration          Depreciation
 -------------    --------------         ----------          ------------
      10              $3,341              06/18/99               $(74)

The cash and eligible securities on deposit with a broker available to cover margin requirements for open financial futures contracts at April 30, 1999 were $797 and $295, respectively. The Fund has segregated short-term investments for the remaining portion of the contract.

EXPENSES -- Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The Fund is considered a separate entity for tax purposes.

At April 30, 1999, (for financial reporting and federal income tax purposes), net unrealized appreciation aggregated $72,826 of which $74,544 related to appreciated securities and $1,718 related to depreciated securities.

RECLASSIFICATION -- Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2 for the Fund has been reclassified from paid-in capital to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

3.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Adviser"). For advisory services and facilities furnished, the Fund pays an annual fee, payable monthly, of 0.54% of the first $500 million of average daily net assets, and 0.49% of such assets over $500 million. The Investment Adviser has reduced a portion of its fee for the six months ended April 30, 1999 (see Note 4).

SUB-ADVISORY AGREEMENT -- The Investment Adviser has a sub-advisory agreement with Symphony Asset Management, Inc. ("Symphony") to serve as sub-adviser to the Fund. Symphony does not receive compensation directly from the Fund. However, the Investment Adviser pays Symphony an annual fee, payable monthly, of 0.20% of the Fund's average daily net assets on the first $300 million, 0.15% of the next $500 million, and 0.10% of such net assets over $800 million.

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of the Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services.

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Adviser and/or Schwab. During the six months ended April 30, 1999, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Fund incurred fees aggregating $3, related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER AND SCHWAB
The Investment Adviser and Schwab guarantee that, through at least February 29, 2000, the Fund's total operating expenses will not exceed 0.75% of the Fund's average daily net assets, after waivers and reimbursements. For purposes of this guarantee, operating expenses do not include interest expenses, extraordinary expenses, taxes, foreign taxes and capital items.

For the six months ended April 30, 1999, the total of such fees reduced by the Investment Adviser was $276.

5.  BORROWING AGREEMENTS
The Trust has credit arrangements with PNC Bank, N.A. and Bank of America NT & SA whereby the Trust may borrow on behalf of the Fund, on a temporary basis, to fund shareholder redemptions. The Trust may borrow an aggregate amount of up to $100 million from PNC Bank N.A. and $25 million from Bank of America NT & SA. The Trust has a credit arrangement with The Bank of New York whereby the Trust may borrow on behalf of the Fund an aggregate amount of up to $150 million, on a temporary basis, to fund shareholder redemptions. Amounts borrowed under these arrangements bear interest at periodically negotiated rates and may be collateralized by the assets of the Fund. As of April 30, 1999, there were no outstanding borrowings under this arrangement on behalf of the Fund.

6.  INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, other than short-term obligations, for the six months ended April 30, 1999, were $100,861 and $110,367, respectively.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.-Registered Trademark-

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds at:
P. O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500-Registered Trademark- Fund
Schwab 1000 Fund-Registered Trademark-
Schwab Total Stock Market Index Fund-TM-
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.(1) Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.-Registered Trademark-

(1)Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

              [LOGO]

  INVESTMENT ADVISER
  Charles Schwab Investment Management, Inc.
  P.O. Box 7575, San Francisco, CA 94120-7575

  DISTRIBUTOR
  Charles Schwab & Co., Inc.
  101 Montgomery Street, San Francisco, CA 94104

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

  -C-1999 Charles Schwab & Co., Inc. All rights reserved.
  Member SIPC/NYSE.

  Printed on recycled paper. (0099-2264) MKT3811-1 (6/99)